UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 22, 2018 (May 18, 2018)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.
Aetna Inc.'s ("Aetna's" or the "Company's") Annual Meeting of Shareholders was held on May 18, 2018. Shareholders voted on the matters set forth below.

1. Election of Director nominees. Each of the nominees listed below was elected as a Director of Aetna until the next Annual Meeting and until their successors are duly elected and qualified based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fernando Aguirre	250,279,031	1,915,171	1,781,775	22,704,797
Mark T. Bertolini	243,702,415	9,056,981	1,216,581	22,704,797
Frank M. Clark	247,773,607	5,047,175	1,155,195	22,704,797
Molly J. Coye, M.D.	249,548,419	3,345,255	1,082,303	22,704,797
Roger N. Farah	245,005,188	7,807,100	1,163,689	22,704,797
Jeffrey E. Garten	244,889,101	7,926,877	1,159,999	22,704,797
Ellen M. Hancock	246,436,143	6,435,533	1,104,301	22,704,797
Richard J. Harrington	250,157,581	2,665,960	1,152,436	22,704,797
Edward J. Ludwig	243,003,537	9,811,185	1,161,255	22,704,797
Olympia J. Snowe	251,206,182	1,686,548	1,083,247	22,704,797

2. The proposal to approve the appointment of KPMG LLP as the Company's and its subsidiaries' independent registered public accounting firm for 2018 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
269,575,468	6,090,160	1,015,146	None

3. The proposal to approve the Company's executive compensation on a non-binding advisory basis was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
214,616,242	37,997,025	1,362,710	22,704,797

4A. A shareholder proposal requesting the preparation of an annual report on Aetna's direct and indirect lobbying activities and expenditures was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,615,880	224,661,368	9,698,729	22,704,797

4B. A shareholder proposal requesting that the Company lower the shareholder vote threshold for calling a special shareholder meeting was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,820,398	233,198,682	2,956,897	22,704,797

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: May 22, 2018	By:	/s/ Heather Dixon
Name: Heather Dixon
Title: Vice President, Controller and Chief Accounting Officer